UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2025

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Termination of ATM Prospectus Supplement

In November 2022, Lucid Diagnostics Inc. (the “Company”) entered into a Controlled Equity Offering℠ Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”). Pursuant to the Sales Agreement, from time to time, the Company may offer and sell shares of its common stock to or through Cantor, acting as sales agent or principal. Sales of the Company’s common stock by Cantor, if any, under the Sales Agreement may be made by any method permitted by law and deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act (the “ATM Offering”). The Company filed a prospectus supplement dated December 6, 2022 (the “ATM Prospectus Supplement”), for the offer and sale of shares of its common stock having an aggregate offering price of up to $6,500,000 in the ATM Offering. As of the date of this report, the Company has sold 230,068 shares for an aggregate purchase price of $292,790 in the ATM Offering pursuant to the ATM Prospectus Supplement.

Effective as of the date of this report, the Company has terminated the ATM Prospectus Supplement. The Company will not make any sales of common stock in the ATM Offering unless and until a new prospectus or prospectus supplement is filed.

Other than the termination of the Prospectus Supplement, the Sales Agreement remains in full force and effect. A copy of the Sales Agreement was filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on November 25, 2022.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2025	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer

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